As filed with the Securities and Exchange Commission on September 9, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

Semi-Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

CAPITAL ADVISORS GROWTH FUND

July 19, 2019

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 20.59% in the first six months of 2019, compared to gains of 18.54% and 21.49% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2019, in comparison to the Fund’s relevant benchmarks:

Periods Ending June 30, 2019
			Russell 1000®
	Fund	S&P 500® Index	Growth Index
6-Months	20.59%	18.54%	21.49%
12-Months	8.27%	10.42%	11.56%
3-Years	11.82%	14.19%	18.07%
5-Years	8.02%	10.71%	13.39%
10-Years	11.68%	14.70%	16.28%
Inception (12/31/1999)	3.63%	5.65%	4.69%

After the reporting period the Russell 1000® Growth Index was removed as a supplemental benchmark Index for the Fund, for performance comparison purposes. The Fund will continue to list the S&P 500® Index as a comparative benchmark for the Fund.

Net Expense Ratio: 1.02%^ Gross Expense Ratio 1.20% (as of the Fund’s most recently filed Prospectus)

^
Capital Advi.sors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2020, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The industry sectors that contributed most favorably to the Fund’s return in the first half of 2019 were information technology and healthcare.  The

CAPITAL ADVISORS GROWTH FUND

top-performing individual stock was Microsoft Corp. (MSFT: $136), while Visa, Inc. (V: $180) and Celgene Corp. (CELG: $91) also supported the Fund’s return.

Energy and Materials under-performed during the first half.  Individual stocks that performed relatively weakly include HD Supply Holdings, Inc. (HDS: $40), Albemarle Corp. (ALB: $73) and UnitedHealth Group, Inc. (UNH: $261).

OUTLOOK

After such a sharp rally in the stock market it is natural to wonder if the market has come too far, too fast.  We don’t think so for two reasons.  First, much of the price action in the first six months of 2019 might be viewed as catch-up from a lackluster year in 2018.  It is helpful to put the first-half performance of the stock market into context.  Even after jumping 18.5% over the first six months of 2019, the S&P 500 Index delivered a more “normal” total return of 10.4% over the 12-month period ending in June, and just 5.1% annualized between January 31, 2018 and June 30, 2019.

More importantly, the appropriate valuation level for the stock market goes hand-in-hand with interest rates.  The chart below reflects a strong inverse correlation between interest rates (red line) and the valuation multiple of the stock market (blue line).  Low interest rates support a higher valuation multiple, and vice versa.  This relationship is grounded in first principles.  The “risk-free” interest rate on government bonds is a key input in the valuation formula of virtually all investment assets, including stocks.

U.S. Stock Market Valuation vs. Interest Rates
Jan. 1881 to May 2019

Source: Robert J. Shiller

CAPITAL ADVISORS GROWTH FUND

Using the normalized price-to-earnings ratio1 as a measuring stick, the recent valuation level of the stock market falls within the most expensive 10% of all observations in the post-WWII era.2  Within this context, stocks are indeed expensive.

However, when the historical comparison is limited to comparable periods of very low interest rates, the current valuation multiple no longer seems extreme.  In fact, if one could be certain that interest rates would remain near current levels for the next 20 years, the stock market would be downright cheap by comparison based upon a prudently discounted present value of its estimated future cash flows.

Of course, it is impossible to know what the 20-year path for interest rates might be.  However, we feel reasonably confident that interest rates can remain low for at least another three-to-five years.  Therefore, we do not find the recent valuation level of the stock market to be overly alarming.

In the very near-term, the case for low rates is supported by accommodative monetary policy throughout the world.  Central banks in the U.S. and the euro zone recently signaled a shift in bias toward lower policy rates.  In Japan, interest rates out to 10-years on the yield curve have been anchored near zero for more than a decade, while 10-year yields have dropped below zero in seven countries beyond Japan.3

The longer-term, the case for low rates is supported by several factors, including demographics, technology innovation, and the elevated level of government debt throughout the world.  We find the extreme level of debt relative to gross domestic product (GDP) throughout the world to be particularly relevant to a low rate forecast.  Economic theory and historical experience both suggest that government debt accelerations ultimately lead to lower, not higher, interest rates.  Essentially, increased government debt levels tend to weaken economic activity and inflation, leading to lower interest rates.

Consider the evidence – in the past 20 years gross government debt as a percent of GDP advanced dramatically in all of the major economic areas of the world – the U.S., Europe, Japan and the U.K.,4 yet government bond yields are down sharply in all four regions over the same time period.  An unfavorable

_____________
[1]
“Normalized Price-to-Earnings Ratio”, or CAPE ratio, refers to the valuation methodology popularized by Robert J. Shiller where the price of the stock index is measured against the trailing 10-year average of earnings per share for the index.

[2]	Source: Robert J. Shiller – Jan. 1, 1950 to May 31, 2019: http://www.econ.yale.edu/~shiller/data.htm
[3]	Source: Bloomberg as of June 30, 2019: Austria, Denmark, Finland, France, Germany, Netherlands, Switzerland
[4]	Source: Hoisington Investment Management – Quarterly Review and Outlook – First Quarter 2019

CAPITAL ADVISORS GROWTH FUND

combination of demographics and government policy commitments in each of these regions ensures that the debt-to-GDP ratio should continue to rise for all of them, potentially extending the downward influence on economic activity and inflation in these regions for at least the next few years.

CURRENT PORTFOLIO DESIGN

The Fund remains committed to “owning” leading companies in sectors where economic value is being created.  Toward that end, the Fund increased exposure to medical robotics, gene therapy, connected devices and “global complexity,” while largely retaining its overall exposure to areas such as electronic payments, “new retail” and cloud services. While our outlook for the stock market remains constructive, we recognize that financial markets can change quickly.  With this in mind, we have already taken several steps to tilt the risk profile of the Fund lower, as follows:

•	We have been managing the stock weightings in the Fund to avoid over-committing to individual stocks that approach our near-term price targets.

•
We have incrementally reduced the Fund’s position in platform technology companies like Alphabet, Amazon.com, and Apple in response to increasing regulatory and political scrutiny that we expect to continue.

•	We have rotated toward higher-quality balance sheets.

We believe that one of the most important features of active investment management is the ability to concentrate the Fund’s holdings on a focused group of companies that are shaping the industries of tomorrow.  This flexibility offers an important distinction from passive investing.

Source: Standard & Poor’s. As of December 31 in the year shown.

CAPITAL ADVISORS GROWTH FUND

Following is a list of “megatrends” we expect to participate in through the current holdings in the Fund:

Robotics:  The next leg of the Industrial Revolution’s use of machines to make tasks more efficient.  At present, we view Medical Robotics as the highest-value segment.

Artificial Intelligence:  The next stage of the Computing Revolution, including data analytics, self-driving cars, intelligent homes, smart utility grids.

Cloud Services:  Involves businesses shifting their technology and information assets to the cloud for better capture and analytics...technology is not Wal-Mart’s core competency; retailing is.

Biotechnology:  At the center in the fight against suffering and death – the knowledge, equipment and treatments that are sparking advances in cancer, heart disease, diabetes, arthritis, including…

Gene & Cell Therapy: Treating DNA strands and cells to eliminate or treat the root cause of diseases.

Immuno-Oncology:  Supercharging the body’s immune system to fight cancer.

Electronic-Payments:  The shift from cash to card to button.  E-payments can enable new business models and help make established ones become more efficient.

New Retail:  Technology is transforming the shopping experience.  Use a phone (or ask Alexa) to have food delivered to your doorstep in two hours; select items and check out of a store without stopping at the cashier; try on a blue item at a store and order a red one from the online kiosk...we believe technology has just scratched the surface of its potential impact on the shopping experience and profitability of “new retail” companies.

Social Change: The aging global population, the impact of connectivity technologies, the rise of two-income families, increasing financial power among women, changing generational expectations...

Emerging Consumer:  In Asia alone, 525 million people have already joined the middle class – more than the total population of the European Union (EU).  Over the next 20 years the middle class could expand by another 3 billion people, almost exclusively from the emerging world.5

_____________
[5]	Ernst & Young, “Middle class growth in emerging markets: Hitting The Sweet Spot,” April 23, 2015

CAPITAL ADVISORS GROWTH FUND

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2019 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Microsoft	22,020	74.92	133.96	4.9
Brookfield Asset Mgt.	58,900	21.07	47.78	4.7
Visa	15,325	44.93	173.55	4.4
Apple	12,615	83.04	197.92	4.2
Procter & Gamble	21,885	74.21	109.65	4.0
Amazon.com	1,240	298.00	1,893.63	3.9
Blackrock	4,870	345.18	469.30	3.8
Applied Materials	49,265	38.68	44.91	3.7
Accenture	11,257	179.05	184.77	3.5
PepsiCo	15,610	86.30	131.13	3.4

Of the 31 common stocks held by the Fund as of June 30, 2019, the 10 largest holdings represented 40.5% of total assets.  The Fund held 11.3% of its assets in interest bearing cash reserves as of June 30, 2019.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Applied Materials, Inc. (AMAT: $48), Thermo Fisher Scientific, Inc. (TMO: $104) and Accenture PLC (ACN: $195).

Applied Materials, Inc.

AMAT is one of the world’s leading “arms merchants” to the technology sector, supplying the equipment needed to manufacture semiconductors and displays (i.e. screens for mobile phones, tablets, PCs and TVs).

Our investment thesis for AMAT includes both cyclical and structural elements.  The cyclical component relates to the stock price at the time of purchase, which was down approximately 37% from its previous high.  Semiconductor equipment has been a notoriously volatile business historically, but we felt the decline in AMAT stock may have been overdone at the time of purchase.

If our long-term investment thesis for AMAT turns out to be right it will likely be driven by structural forces at play in the technology sector.  Specifically, we note that AMAT’s market opportunity has more than doubled over the past decade, while the volatility of its business has been reduced by approximately half.6  We believe these favorable trends can continue for several reasons.

_____________
[6]	Source: Company presentation – Morgan Stanley Technology, Media & Telecom Conference, Feb. 26, 2019

CAPITAL ADVISORS GROWTH FUND

First, semiconductors and display technologies are more prevalent in the world today than they were 10 years ago, and we expect these technologies to be even more deeply ingrained in our lives 10 years from now.  The so called “Internet of Things” (IoT) is relevant to this forecast, as we believe the process of connecting machines and devices with one another (largely through semiconductor technology) is in the early stage of its global adoption.  Management at AMAT likes to point out that 2018 was the first year in history when more data was generated by machines than humans.7  This trend is expected to continue, implying robust demand for data storage, analytics, power management and other technologies enabled by AMAT equipment.

Second, we believe the volatility of AMAT’s business can continue to moderate in the future because the end markets the company supports have diversified materially, while consolidation among the leading players in these markets has (thus far) resulted in greater stability for the equipment companies that supply them.  If this trend can be sustained, AMAT stock might attain higher valuation multiple to reflect its materially higher average return on capital over time.

Thermo Fisher Scientific, Inc.

We believe certain parts of the health care sector have strong, long-term fundamental supports.  These include medical robotic and gene therapy innovations, as well as increasing demand to address widespread maladies such as diabetes, heart disease and cancer.  The aging global population and rising emerging market living standards further support the broader thesis, in our view.

Thermo Fisher is a clear leader in selected medical device segments, particularly instruments that have high switching costs.  The company provides analytical instruments, consumables, software and services for medical research, drug development and biopharmaceutical manufacturing.  The company benefits from a large installed base that drives recurring product sales for replacement parts.  We also appreciate management’s long track record of consistent innovation and organic growth, and we believe Thermo’s unique capabilities in biopharmaceuticals might be under-appreciated by investors.

Accenture PLC

Accenture is among the world’s largest technology consulting firms.  It helps companies adopt new technologies and use them efficiently, among other consulting services.  We believe Accenture is a major beneficiary of disruption of many kinds – technological, regulatory, environmental, demographic – of which there is no shortage in the world these days.

_____________
[7]	Source: Company filings

CAPITAL ADVISORS GROWTH FUND

Accenture collaborates rather intimately with its clients, leading to deep, long-lasting relationships that would involve high costs if a customer wanted to switch to a competitor.  The client list includes 80% of the Fortune Global 500, and 94 of the Fortune Global 100.  Ninety-nine of Accenture’s top 100 customers (by revenue) have been with the firm at least five years – 97 of those for at least 10 years.8

From its embedded position at the cutting edge of its customers’ operations, Accenture gets early insights into major economic trends.  Its fastest growing major business segment is what management calls “The New” which now accounts for 65% of total revenues.9  “New” includes cybersecurity, digital marketing, cloud migrations, connected devices (aka: Internet of Things), data analytics (aka: Big Data), and the currently nascent quantum computing.

Given Accenture’s advantaged position regarding several of the global economy’s most important “mega-themes,” we expect the company to sustain roughly 5%-7% sales growth, with a slight profit margin expansion, and an attractive cash flow structure. Management has a successful record of deploying excess cash into share repurchases, dividends and well-selected acquisitions, each of which can be accretive to shareholders.

FINAL THOUGHTS

We believe the longer-term outlook for all major investment assets will depend heavily on the future path of interest rates.  We don’t believe interest rates can go much lower on a sustainable basis, but we don’t expect rates to rise materially either over the next few years.  We feel the U.S. stock market is priced about where it should be within the context of this interest rate outlook.  We believe security selection and careful portfolio design can still generate attractive long-term returns at acceptable risk levels in the stock market.  This is our objective for the Fund.

_____________
[8]	Source: Company information, Morningstar
[9]	Source: Company information

CAPITAL ADVISORS GROWTH FUND

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

Investment performance reflects contractual fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

“Cash Flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Return on invested capital (“ROIC”) is a financial measure that quantifies how well a company generates cash flow relative to the capital it has invested in its business.  It is defined as net operating profit less adjusted taxes divided by invested capital, and is usually expressed as a percentage.

“Margin of Safety” refers to a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.  In other words, when the market price is significantly below the investor’s estimation of the intrinsic value, the difference is the margin of safety.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2019 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/19 – 6/30/19).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/19	6/30/19	1/1/19 – 6/30/19
Actual	$1,000.00	$1,205.90	$5.47
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.84	$5.01

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited)

Shares	COMMON STOCKS - 86.92%	Value

	Aerospace & Defense - 3.11%
10,710	Raytheon Co.	$1,862,255

	Asset Management - 3.81%
4,870	BlackRock, Inc.	2,285,491

	Banks - Global - 2.93%
15,700	JPMorgan Chase & Co.	1,755,260

	Business Services - 4.44%
15,325	Visa, Inc. - Class A	2,659,654

	Business Software & Services - 4.93%
22,020	Microsoft Corp.	2,949,799

	Catalog & Mail Order Houses - 3.92%
1,240	Amazon.com, Inc.*	2,348,101

	Credit Services - 1.97%
10,335	PayPal Holdings, Inc.*	1,182,944

	Diagnostics & Research - 5.19%
10,845	Danaher Corp.	1,549,967
5,300	Thermo Fisher Scientific, Inc.	1,556,504
		3,106,471
	Health Care Plans - 2.52%
6,170	UnitedHealth Group, Inc.	1,505,542

	Industrial Distribution - 1.73%
25,700	HD Supply Holdings, Inc.*	1,035,196

	Information Technology Services - 3.47%
11,257	Accenture PLC - Class A*#	2,079,956

	Insurance - Diversified - 2.76%
31,000	American International Group, Inc.	1,651,680

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited), Continued

Shares		Value
	Internet Information Providers - 2.73%
420	Alphabet, Inc. - Class A*	$454,776
1,092	Alphabet, Inc. - Class C*	1,180,354
		1,635,130
	Major Airlines - 2.73%
28,760	Delta Air Lines, Inc.	1,632,130

	Medical Devices - 3.16%
9,210	Stryker Corp.	1,893,392

	Medical Instruments & Supplies - 1.32%
1,510	Intuitive Surgical, Inc.*	792,070

	Money Center Banks - 3.41%
29,200	Citigroup, Inc.	2,044,876

	Personal Computers - 4.17%
12,615	Apple, Inc.	2,496,761

	Personal Products - 4.01%
21,885	Procter & Gamble Co.	2,399,690

	Personal Services - 3.18%
12,600	Bright Horizons Family Solutions, Inc.*	1,900,962

	Processed & Packaged Goods - 3.42%
15,610	PepsiCo, Inc.	2,046,939

	Real Estate Development - 4.70%
58,900	Brookfield Asset Management, Inc. - Class A#	2,814,242

	Scientific Research & Development Services - 1.69%
13,430	CRISPR Therapeutics AG*#	632,553
15,440	Editas Medicine, Inc.*	381,986
		1,014,539
	Semiconductor Equipment & Materials - 3.70%
49,265	Applied Materials, Inc.	2,212,491

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited), Continued

Shares		Value
	Software - Application - 4.48%
5,600	Intuit, Inc.	$1,463,448
13,575	PTC, Inc.	1,218,492
		2,681,940
	Specialty Chemicals - 0.99%
8,400	Albemarle Corp.	591,444

	Specialty Retail - Other - 2.45%
8,640	Alibaba Group Holding Ltd. - ADR*	1,464,048
	Total Common Stocks (Cost $36,432,667)	52,043,003

	EXCHANGE-TRADED FUNDS - 2.91%
19,880	SPDR S&P Biotech ETF	1,743,675
	Total Exchange-Traded Funds (Cost $1,630,226)	1,743,675

	SHORT-TERM INVESTMENTS - 11.28%
6,751,591	First American Government Obligations
	Fund, Class X, 2.30%† (Cost $6,751,591)	6,751,591
	Total Investments in Securities
	(Cost $44,814,484) - 101.11%	60,538,269
	Liabilities in Excess of Other Assets - (1.11)%	(667,448)
	Net Assets - 100.00%	$59,870,821

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2019.
ADR - American Depository Receipt
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2019 (Unaudited)

ASSETS
Investments, at value (cost $44,814,484)	$60,538,269
Receivables:
Fund shares issued	15,334
Dividends and interest	24,784
Dividend tax reclaim	4,342
Prepaid expenses	19,795
Total assets	60,602,524
LIABILITIES
Payables:
Fund shares redeemed	406,907
Securities purchased	235,142
Due to advisor	28,912
Audit fees	10,165
Shareholder reporting	7,442
Transfer agent fees and expenses	8,214
Administration and fund accounting fees	24,698
Chief Compliance Officer fee	3,446
Custodian fees	1,357
Legal fees	2,926
Trustee fees and expenses	732
Miscellaneous expense	1,762
Total liabilities	731,703

NET ASSETS	$59,870,821

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$59,870,821
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,161,235
Net asset value, offering and
redemption price per share	$27.70

COMPONENTS OF NET ASSETS
Paid-in capital	$42,196,087
Total distributable earnings	17,674,734
Net assets	$59,870,821

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2019 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $3,000)	$298,400
Interest	73,113
Total income	371,513
Expenses
Advisory fees (Note 4)	208,239
Administration and fund accounting fees (Note 4)	49,444
Transfer agent fees and expenses (Note 4)	16,183
Registration fees	11,342
Audit fees	10,165
Trustee fees and expenses	7,697
Legal fees	6,777
Chief Compliance Officer fee (Note 4)	6,446
Miscellaneous fees	3,236
Shareholder reporting	3,021
Custody fees (Note 4)	2,839
Insurance	1,047
Total expenses	326,436
Less: advisory fee waiver (Note 4)	(48,784)
Net expenses	277,652
Net investment income	93,861

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain from investments	2,760,616
Net change in unrealized appreciation/(depreciation)
on investments	7,318,012
Net realized and unrealized gain on investments	10,078,628
Net increase in net assets
resulting from operations	$10,172,489

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2019	Year Ended
	(Unaudited)	December 31, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$93,861	$97,997
Net realized gain on investments	2,760,616	1,823,579
Net change in unrealized appreciation/
(depreciation) on investments	7,318,012	(4,359,136)
Net increase/(decrease) in net assets
resulting from operations	10,172,489	(2,437,560)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	—	(3,097,027)
Total dividends and distributions	—	(3,097,027)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,271,719	2,081,396
Total increase/(decrease)
in net assets	11,444,208	(3,453,191)

NET ASSETS
Beginning of period	48,426,613	51,879,804
End of period	$59,870,821	$48,426,613

(a)  A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2019		Year Ended
	(Unaudited)		December 31, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	212,837	$5,437,968	248,367	$6,633,421
Shares issued in
reinvestment
of distributions	—	—	121,659	2,953,886
Shares redeemed+	(160,198)	(4,166,249)	(282,040)	(7,505,911)
Net increase	52,639	$1,271,719	87,986	$2,081,396
+ Net of redemption
fees of		$—		$156

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2019		Year Ended December 31,
	(Unaudited)		2018		2017		2016	2015		2014
Net asset value,
beginning of period	$22.97		$25.68		$24.11		$22.12	$24.31		$23.97
Income from
investment operations:
Net investment income	0.04		0.05	(3)	0.05		0.03	0.02	(3)	0.13	(3)
Net realized and
unrealized gain/(loss)
on investments	4.69		(1.19)		3.56		2.12	(0.79)		2.80
Total from
investment operations	4.73		(1.14)		3.61		2.15	(0.77)		2.93
Less distributions:
From net
investment income	—		(0.05)		(0.05)		(0.05)	(0.13)		(0.26)
From net realized
gain on investments	—		(1.52)		(1.99)		(0.11)	(1.29)		(2.33)
Total distributions	—		(1.57)		(2.04)		(0.16)	(1.42)		(2.59)
Redemption fees retained	—		0.00	(3)(4)	0.00	(3)(4)	—	0.00	(3)(4)	0.00	(3)(4)
Net asset value,
end of period	$27.70		$22.97		$25.68		$24.11	$22.12		$24.31
Total return	20.59	%(2)	-4.80%		14.98%		9.71%	-3.22%		12.57%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$59,871		$48,427		$51,880		$45,471	$38,914		$39,112
Ratio of expenses to
average net assets:
Before fee waivers	1.18	%(1)	1.18%		1.39%		1.48%	1.49%		1.58%
After fee waivers	1.00	%(1)	1.00%		1.18	%(5)	1.25%	1.25%		1.25%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	0.16	%(1)	0.00%		(0.01)%		(0.11)%	(0.14)%		0.20%
After fee waivers	0.34	%(1)	0.18%		0.20%		0.12%	0.10%		0.53%
Portfolio turnover rate	22.85	%(2)	46.32%		58.34%		39.60%	44.34%		35.90%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.
(5)	Effective September 30, 2017, the Advisor agreed to limit total annual operating expenses to 1.00% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on December 31, 1999. The Fund is a diversified fund.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2016 – 2018, or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2019 (Unaudited), Continued

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2019 (Unaudited), Continued

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the six months ended June 30, 2019, the Fund did not retain any redemption fees.

H.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2019 (Unaudited), Continued

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (“Fund Services” or “Administrator”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2019 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2019.

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$1,862,255	$—	$—	$1,862,255
Basic Materials	591,444	—	—	591,444
Consumer Goods	4,446,630	—	—	4,446,630
Financial	14,394,147	—	—	14,394,147
Healthcare	8,312,013	—	—	8,312,013
Industrial	1,035,196	—	—	1,035,196
Services	9,557,732	—	—	9,557,732
Technology	11,843,586	—	—	11,843,586
Total Common Stocks	52,043,003	—	—	52,043,003
Exchange-Traded Funds	1,743,675	—	—	1,743,675
Short-Term Investments	6,751,591	—	—	6,751,591
Total Investments in Securities	$60,538,269	$—	$—	$60,538,269

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at June 30, 2019, the end of the reporting period. During the six months ended June 30, 2019, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement(“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2019 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Capital Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the six months ended June 30, 2019, the Fund incurred $208,239 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the six months ended June 30, 2019, the Advisor reduced its fees in the amount of $48,784. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the six months ended June 30, 2019 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator. Fees paid by the Fund to U.S. Bank N.A. for custody services for the six months ended June 30, 2019 are disclosed in the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $14,686,304 and $13,026,786, respectively.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2019 (Unaudited), Continued

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2019 and the year ended December 31, 2018 was as follows:

	June 30, 2019	December 31, 2018
Ordinary income	$ —	$ 90,568
Long-term capital gains	—	3,006,459

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$40,028,146
Gross tax unrealized appreciation	10,500,457
Gross tax unrealized depreciation	(2,094,684)
Net tax unrealized appreciation	8,405,773
Undistributed ordinary income	9,242
Undistributed long-term capital gain	—
Total distributable earnings	9,242
Other accumulated gains/(losses)	(912,770)
Total accumulated earnings/(losses)	$7,502,245

The difference between book basis and tax basis distributable earnings is attributable to post-October losses.

At December 31, 2018, the Fund deferred, on a tax basis, post-October losses of $912,770.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Growth-Style Investing Risk – Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2019 (Unaudited), Continued

•
Non-U.S. Investment Risk – Investments in foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  9/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  9/6/19

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date  9/5/19

* Print the name and title of each signing officer under his or her signature